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                                                ACTIVE LINK COMMUNICATIONS, INC.
                                                                     FORM 10-KSB
                                                                EXHIBIT 10 (j.2)

                                    GUARANTY

                                                 Bloomington, Minnesota
                                                      December 21, 2001

         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of and to induce financial accommodations of any kind, with or without security, given or to be given or continued at any time and from time to time by SPECTRUM COMMERCIAL SERVICES Company (hereinafter called the "Purchaser") to or for the account of Mobility Concepts, Inc., a Wisconsin CORPORATION, (hereinafter called the "Borrower"), the undersigned absolutely and unconditionally guarantees to the Purchaser the full and prompt payment when due, whether at maturity or earlier by reasons of acceleration or otherwise, of any and all indebtedness, obligations and liabilities of the Borrower (and any and all successors of the Borrower) to the Purchaser and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Purchaser, now or hereafter existing, absolute or contingent, independent, joint, several or joint and several, secured or unsecured, due or to become due, contractual or tortious liquidated or unliquidated, arising by assignment or otherwise, including without limitation all indebtedness, obligations and liabilities owed by the Borrower (and any and all successors of the Borrower) as a member of any partnership, syndicate association or other group, and whether incurred by the Borrower (or any successor of the Borrower) as principal, surety, endorser, guarantor, accommodation party or otherwise (hereinafter collectively referred to as the "Indebtedness"); and the undersigned agrees to pay on demand all of the Purchaser's fees, costs, expenses and reasonable attorneys' fees in connection with the Indebtedness, and security therefor, and this guaranty, plus interest on such amounts at the highest rate then applicable to any of the Indebtedness.

         The Purchaser may at any time and from time to time, without consent of or notice to the undersigned, without incurring responsibility to the undersigned, without releasing, impairing or affecting the liability of the undersigned hereunder, upon or without any terms or conditions, and in whole or in part: (1) sell, pledge, surrender, compromise, settle, release, renew, subordinate, extend, alter, substitute, exchange, change, modify or otherwise dispose of or deal with in any manner and in any order any Indebtedness, any evidence thereof, or any security or other guaranty therefor; (2) accept any security for or other guarantor of any Indebtedness; (3) fail, neglect or omit to obtain, realize upon or protect any Indebtedness or any security therefor, to exercise any lien upon or right to any money, credit or property toward the liquidation of the Indebtedness, or to exercise any other right against the Borrower, the undersigned, any other guarantor or any other person; and (4) apply any payments and credits to the Indebtedness in any manner and in any order. No act, omission or thing, except full payment and discharge of the Indebtedness, which but for this provision could act as a release or impairment of the liability of the undersigned hereunder, shall in any way release, impair or otherwise affect the liability of the undersigned hereunder, and the undersigned waives any and all defenses of the Borrower pertaining to the Indebtedness, any evidence thereof, and any security therefor, except the defense of discharge by payment. The failure of any person or persons to sign this or any other guaranty shall not release, impair or affect the liability of the undersigned hereunder. This guaranty is a primary obligation of the undersigned and the Purchaser shall not be required to first resort for payment of the Indebtedness to the Borrower or any other person, their properties or estates, or any security or other rights or remedies whatsoever. The undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other person for such deficiency is discharged pursuant to statute, judicial decision or otherwise.

         The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Purchaser, as guarantor or otherwise, without any limitations as to amount, unless the writing evidencing or creating such other liability specifically provides to the contrary. If any payment applied by the Purchaser to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including without limitation the bankruptcy, insolvency or reorganization of the Borrower or any other person), the Indebtedness to which such payment was applied shall for the purpose of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

         The undersigned waives: (1) notice of acceptance of this guaranty and of the creation and existence of the Indebtedness; (2) presentment, demand for payment, notice of dishonor, notice of nonpayment, and protest of any instrument evidencing the



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Indebtedness; and (3) all other demands and notices to the undersigned or any other person and all other actions to establish the liability of the undersigned hereunder. The undersigned consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this guaranty, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by the undersigned against the Purchaser in connection with this guaranty shall be venued in either the District Court of Dakota or Hennepin County, Minnesota, or the United States District Court, District of Minnesota.

         All property of the undersigned, now or hereafter in the possession, control or custody of or in transit to the Purchaser for any purpose, including without limitation the balance of every account of the undersigned with and each claim of the undersigned against the Purchaser, shall be subject to a lien and security interest in favor of the Purchaser, as security for all liabilities of the undersigned to the Purchaser, and shall be subject to be set off against any and all such liabilities, and the Purchaser may at any time and from time to time at its option and without notice appropriate and apply any such property toward the payment of any and all such liabilities. The undersigned agrees to promptly provide the Purchaser from time to time with financial statements of the undersigned, in form and substance acceptable to the Purchaser, at least once every 12 months and as otherwise requested by the undersigned agrees to promptly provide the Purchaser, from time to time with such other information respecting the condition (financial and otherwise), business and property of the undersigned as the Purchaser may request, in form and substance acceptable to the Purchaser, and will provide Purchaser prompt notice of any subsequent substantial change in such financial condition. The undersigned hereby grants to Purchaser its consent and authorization to contact consumer and commercial credit reporting agencies as well as any other references disclosed by such agencies (including employment history). Purchaser may also contact all references of any kind (whether or not disclosed by credit agencies or provided by the undersigned) to verify any information provided to Purchaser and any such reference is authorized and instructed to fully release and discuss any information requested by Purchaser.

         The undersigned waives all claims, rights and remedies which the undersigned may now have or hereafter acquire against any person at any time now or hereafter liable for payment of any of the Indebtedness and as to any collateral security, including but not limited to all claims, rights and remedies of contribution, indemnification, exoneration, reimbursement, recourse and subrogation, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, until the Indebtedness has been fully paid. No waiver of any rights hereunder, and no modification or amendment of this guaranty shall be effective unless the same is in writing duly executed by the Purchaser, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall not impair or affect the rights of the Purchaser or the provisions of this guaranty in any other respect at any other time. This guaranty shall continue until written notice of revocation of this guaranty, executed by the undersigned, has been received by the Purchaser; provided, no revocation of this guaranty shall affect in any manner any liability of the undersigned under this guaranty with respect to Indebtedness arising before the Purchaser receives such written notice of revocation, and the sole effect of revocation of this guaranty shall be to exclude from this guaranty Indebtedness thereafter arising which is unconnected with Indebtedness theretofore arising or transactions theretofore entered into.

         Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and applications hereof and to this end the provisions of this guaranty are declared to be severable. This guaranty shall bind the undersigned and the heirs, representatives, successors and assigns of the undersigned, and of each of them respectively, and shall benefit the Purchaser, its successors and assigns. If other guaranties of any part of the Indebtedness exist, neither the existence of nor payment on any other guaranty shall be effective to modify, reduce or discharge the undersigned's liability hereunder. If more than one person are guaranteeing the obligations created hereby, then the liability created hereby shall be deemed joint and several. This guaranty shall be governed by and construed in accordance with the laws of the State of Minnesota.



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THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED
HAS READ ALL OF THIS GUARANTY AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS GUARANTY. THE UNDERSIGNED ALSO AGREES THAT COMPLIANCE BY THE PURCHASER WITH THE EXPRESS PROVISIONS OF THIS GUARANTY SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.



                                       -----------------------------------------
                                       [signature of Timothy A. Ells






STATE OF                               )
         --------------------          ) ss.
COUNTY OF                              )
          -------------------

On the ______________ day of _____________________________, 2001, before me personally came ______________________________________________ to me known to be the individual____ described in and who executed the above Guaranty and acknowledged to me that ______he_____ executed the same as h____ free act and deed.



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